UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 17, 2004
                                                          -------------


                                CBRL GROUP, INC.



   Tennessee                       0-25225                    62-1749513
   ---------                       -------                    ----------
 (State or Other             (Commission File Number)      (I.R.S. Employer
  Jurisdiction                                            Identification No.)
of Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1  Press Release dated June 17, 2004.

Item 9.  Regulation FD Disclosure

     CBRL Group, Inc. issued a press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim. In the press release, CBRL Group, Inc. reports sales trends and provides earnings guidance for its fiscal 2004 fourth quarter.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2004                     CBRL GROUP, INC.


                                          By: /s/ James F. Blackstock
                                             ----------------------------------
                                          Name:  James F. Blackstock
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary